UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01            Other Events

On August 29, 2013, Supernus issued a press release announcing that the Company’s management will be presenting an overview of the Company at investor conferences on September 9, 2013 and September 12, 2013.   A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On September 5, 2013, Supernus issued a press release announcing that Trokendi XR™ is now available to patients in the United States.  Trokendi XR is a novel once-daily extended release formulation of topiramate for the treatment of epilepsy.  The product has been shipped to major wholesalers in the market, and the Company’s sales force is promoting the product to physicians.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

            (d)            Exhibits

The following documents are furnished as Exhibits pursuant to Item 8.01 hereof:

Exhibit 99.1 – Press Release dated August 29, 2013 of the Company announcing that the Company’s management will be presenting at two investor conferences in September 2013.

Exhibit 99.2 – Press Release dated September 5, 2013 of the Company announcing the commercial launch of Trokendi XR in the United States.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            SUPERNUS PHARMACEUTICALS, INC.

DATED: September 5, 2013	By: /s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated August 29, 2013.	Attached

99.2	Press Release dated September 5, 2013.	Attached